SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K/A
                                (AMENDMENT NO.1)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 29, 1999

                                   ----------


                                   THCG, INC.
             (Exact name of registrant as specified in its charter)


            Utah                         0-26072                 87-0415597
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


650 Madison Avenue, 21st Floor, New York, NY                         10022
 (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 223-0440

This Form 8-K/A amends the Form 8-K filed on January 6, 2000. The following items have been amended:

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)      Financial Statement of Business Acquired.

                           Report of independent auditors

                           Consolidated Balance Sheet - December 28, 1999

                           Consolidated Statement of Income and Retained Earnings for the period March 11, 1999 (inception) to December 28, 1999

                           Consolidated Statement of Cash Flows for the period March 11, 1999 (inception) to December 28, 1999

                           Notes to Consolidated Financial Statements

                  (b)      Pro Forma Financial Information

                           Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1999

                           Unaudited Pro Forma Condensed Combined Income Statement - Nine-month period ended September 30, 1999

                           Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                          Independent Auditors' Report


To the Directors of
 Mercury Coast, Inc.
 New York, New York

We have audited the accompanying balance sheet of Mercury Coast, Inc. and Subsidiary as of December 28, 1999, and the related statements of income and retained earnings, and cash flows for the period March 11, 1999 (inception) to December 28, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mercury Coast, Inc. and Subsidiary, as of December 28, 1999, and the results of their operations and their cash flows for the period March 11, 1999 (inception) to December 28, 1999, in conformity with generally accepted accounting principles.




                                                         COHEN & SCHAEFFER, P.C.





February 21, 2000

                          MERCURY COAST, INC. & SUBSIDIARY

                             Consolidated Balance Sheet

                                  December 28, 1999

                                     Assets

Current Assets
     Cash                                                               $  3,480
     Fees receivable                                                     120,000
     Investment                                                          160,748
     Other current assets                                                  1,000
                                                                         -------
                Total current assets                                     285,228


Fixed Assets
     Computer equipment, furniture and fixtures, less
       accumulated depreciation of $3,902                                 15,974

Other Assets                                                              61,602
                                                                         -------
                                                                        $362,804
                                                                         -------
                      Liabilities and Shareholders' Equity

Current Liabilities
     Accounts payable                                                   $ 72,049
     Due to shareholders                                                  76,273
     Income taxes payable                                                 22,900
                                                                         -------
                Total current liabilities                                171,222
                                                                         -------
Shareholders' Equity
     Common stock, no par - share authorized, issued and
      outstanding 1,500 shares                                             1,000
     Retained earnings                                                   190,582
                                                                         -------
                Total shareholders' equity                               191,582
                                                                         -------
                                                                        $362,804
                                                                         -------
See accompanying notes to consolidated financial statements

                        MERCURY COAST, INC. & SUBSIDIARY

             Consolidated Statement of Income and Retained Earnings
         For the period March 11, 1999 (inception) to December 28, 1999


      Revenue

         Fee income                                                     $312,948
                                                                        --------

      Expenses

         Rent                                                             26,692
         Consulting                                                       19,270
         Professional fees                                                15,028
         General and administrative                                       34,249
         Depreciation                                                      3,902
                                                                        --------
                                                                          99,141
                                                                        --------
      Income from operations before provision for income taxes           213,807
      Provision for income tax                                            23,225
                                                                        --------
                   Net Income                                            190,582

      Retained earnings - March 11, 1999 (inception)                        --

                                                                        --------
      Retained earnings - December 28, 1999                             $190,582
                                                                        --------


      See accompanying notes to consolidated financial statements

                        MERCURY COAST, INC. & SUBSIDIARY

                      Consolidated Statement of Cash Flows
         For the period March 11, 1999 (inception) to December 28, 1999


Cash flows from operating activities
   Net Income                                                         $ 190,582
   Adjustments to reconcile net loss to net cash (used) in
    operating activities
       Depreciation                                                       3,902
       Changes in assets and liabilities
           Fee receivable                                              (120,000)
           Investment                                                  (160,748)
           Other current assets                                          (1,000)
           Other assets                                                 (61,602)
           Accounts payable                                              72,049
           Due to shareholders                                           76,273
           Income taxes payable                                          22,900
                                                                      ---------
              Net cash provided by operating activities                  22,356
                                                                      ---------

Cash flows from investing activities
   Purchase of equipment and furniture and fixtures                     (19,876)
                                                                      ---------
Cash flows for financing activities
   Issuance of common stock                                               1,000
                                                                      ---------
              Net increase in cash                                        3,480

Cash, March 11, 1999                                                       --

Cash, December 28, 1999                                               $   3,480
                                                                      ---------


   See accompanying notes to consolidated financial statements

                       MERCURY COAST, INC. AND SUBSIDIARY
                   Notes to Consolidated Financial Statements
                                December 28, 1999


Note 1 - Nature of Business

Mercury Coast, Inc. and Subsidiary (the "Company') develops business strategies and financial models that enable its clients to achieve their business objectives.

Note 2 - Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of Mercury Coast, Inc. and its wholly owned subsidiary, Mercury Coast, LLC. All material intercompany transactions have been eliminated.

Income Taxes

Mercury Coast, Inc. was formed March 11, 1999 under the laws of the State of Delaware. The Company has elected to be taxed according to Subchapter S of the Internal Revenue Code whereby net income is taxed to the shareholders. Therefore, no provision of federal income tax is recognized on the financial statements.

Mercury Coast, LLC was organized on August 9, 1999 under the laws of the State of New York. The Company is treated as a partnership for income tax purposes and as such is not taxed. Under Subchapter K of the Internal Revenue Code, each member is taxed separately on their distributive share of the Partnership's income whether or not that income is actually distributed.

Computer equipment, Furniture and Fixtures

Computer equipment, furniture and fixtures are recorded at cost. Depreciation is calculated on a straight-line basis over the estimated useful lives of the respective assets.

Revenue Recognition

Consulting fee income is recognized as earned, taking into consideration the terms of contractual arrangements and the period in which services are rendered. Corporate finance fees are generally recognized upon closing of the transaction. Both are included in fee income.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Note 3 - Investment

In consideration for services provided by the Company to IT Utility, Inc., the Company received 67,941 shares of IT Utility, Inc. common stock on November 30, 1999. These shares have been valued based on the purchase agreement between IT Utility, Inc. and Tower Hill Securities, Inc. IT Utility, Inc. is not a publicly traded company.

Note 4 - Due to shareholders

At December 28, 1999 the Due to shareholders of $76,273 represents expenses paid by the shareholders on behalf of the Company which they had not been reimbursed.

Note 5 - Subsequent Event

On December 29, 1999, the Company entered into an agreement and plan of merger with THCG, Inc. in exchange for 700,005 shares of THCG, Inc. common stock. In connection with the merger the Company incurred $61,602 in professional fees. These fees have been capitalized and are included in Other Assets.

                                   THCG, Inc.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                            As of September 30, 1999

                                                                                            Pro Forma THCG, Inc.

                                                                 Historical
                                                    -------------------------------------
                                                     Pro Forma
                                                    As Adjusted
                                                     THCG, Inc.        Mercury Coast Inc.   Adjustments       Combined
                                                    -------------------------------------------------------------------
                                                     (Note 1)
ASSETS
Current assets
   Cash and cash equivalents                          $ 3,560,000            $ 3,000        $ (100,000)     $ 3,463,000
   Accounts receivable, net of allowance                3,622,000            120,000                          3,742,000
   Interest receivable                                    368,000                                               368,000
   Loans receivable                                       480,000                                               480,000
   Other current assets                                                        1,000                              1,000
                                                    -------------------------------------------------------------------
      Total current assets                              8,030,000            124,000          (100,000)       8,054,000
                                                    -------------------------------------------------------------------

Fixed assets, net                                         177,000             16,000                            193,000

Investments in marketable and
   not readily marketable securities                    6,096,000            161,000                          6,257,000
Notes receivable                                        1,221,000                                             1,221,000
Shareholders loans receivable                             221,000                                               221,000
Goodwill                                               14,103,000                           21,046,000       35,149,000
Other assets                                              342,000             62,000                            404,000
                                                    -------------------------------------------------------------------

      Total assets                                   $ 30,190,000          $ 363,000      $ 20,946,000     $ 51,499,000
                                                    ===================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Notes payable to banks                             $ 1,130,000                                           $ 1,130,000
   Notes payable to related parties                       170,000           $ 76,000                            246,000
   Notes payable to others                                205,000                                               205,000
   Accounts payable, accrued expenses
      and other current liabilities                       778,000             95,000                            873,000
   Customer retention payable                           1,236,000                                             1,236,000
                                                    -------------------------------------------------------------------
   Total current liabilities                            3,519,000            171,000                 -        3,690,000
                                                    -------------------------------------------------------------------
Long term notes, net of current portion                   455,000                                               455,000
Participation loans payable                             2,079,000                                             2,079,000
                                                    -------------------------------------------------------------------
      Total liabilities                                 6,053,000            171,000                 -        6,224,000

Stockholders' equity                                   24,137,000            192,000      $ 21,138,000       45,275,000
                                                                                              (192,000)
                                                    -------------------------------------------------------------------
      Total liabilities and stockholders' equity     $ 30,190,000          $ 363,000      $ 20,946,000     $ 51,499,000
                                                    ===================================================================

                                   THCG, Inc.
             Unaudited Pro Forma Condensed Combined Income Statement
                   Nine-month period ended September 30, 1999

                                                                                                   Pro Forma THCG, Inc.
                                                                       Historical
                                                         -----------------------------------
                                                          Pro Forma
                                                         As Adjusted
                                                          THCG, Inc.       Mercury Coast Inc.  Adjustments    Combined
                                                        ------------------------------------------------------------------
                                                          (Note 1)
Revenue
   Consulting income                                     $ 2,285,000           $ 313,000                     $ 2,598,000
   Factoring income                                          914,000                                             914,000
   Investment and other income                             2,829,000                                           2,829,000
                                                        ------------------------------------------------------------------

      Total revenue                                        6,028,000             313,000               --      6,341,000
                                                        ------------------------------------------------------------------
Costs and expenses
   Cost of services                                          205,000                                             205,000


                                                                                             $    450,000
   General and administrative expenses                     5,381,000              99,000        4,447,000     13,534,000
                                                                                                3,157,000
                                                        ------------------------------------------------------------------
                                                           5,586,000              99,000        8,054,000     13,739,000
                                                        ------------------------------------------------------------------
Operating income (loss)                                      442,000             214,000       (8,054,000)    (7,398,000)
                                                        ------------------------------------------------------------------
Interest and other financial costs                            91,000                                              91,000
                                                        ------------------------------------------------------------------
Income (loss) before income taxes                            351,000             214,000       (8,054,000)    (7,489,000)
                                                        ------------------------------------------------------------------
Income taxes (benefit)                                            --              23,000          (23,000)            --
                                                        ------------------------------------------------------------------
Net income (loss)                                          $ 351,000           $ 191,000     $ (8,031,000)   $(7,489,000)
                                                        ==================================================================
Income (loss) per share - basic and diluted                $   (0.03)                                        $     (0.64)

Weighted average share outstanding -
   basic and diluted                                      11,078,000                              700,000     11,778,000

 Notes to Unaudited Pro Forma Condensed THCG, Inc Combined Financial Statemants

Unaudited Pro Forma Condensed Combined Financial Information

         On December 29, 1999, Coast Acquisition Corp., a newly formed wholly-owned subsidiary of THCG, Inc. (THCG) merged with Mercury Coast Inc. (Mercury Coast), a privately held company. As a result of this merger (the "Merger" ), Mercury Coast became a wholly-owned subsidiary of THCG. The Merger is being accounted for as a purchase. In connection with the Merger, THCG issued 700,005 shares of its common stock in exchange for all of the outstanding shares of common stock of Mercury Coast.

         The unaudited condensed combined financial statements of THCG after giving effect to the Merger, are referred to as "pro forma" information. In presenting these unaudited pro forma condensed combined financial statements, THCG and Mercury Coast were treated as if they always had been combined for accounting and financial reporting purposes. These unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and may not be indicative of the operating results or financial position that would have occurred or that will occur after the consummation of the Merger.

         THCG's historical results represent pro forma as adjusted information to reflect the recent acquisition of Walnut Financial Services, Inc. (Walnut), which was acquired on November 1, 1999 in a merger that was accounted for as a reverse acquisition. Unaudited condensed combined pro forma financial information for the Walnut acquisition was presented in a Form 8-K/A filed by THCG on January 14, 2000. The unaudited condensed combined financial information presented herein should be read in conjuction with such Form 8-K/A.

            The unaudited pro forma condensed combined balance sheet as of September 30, 1999 combines the pro forma as adjusted THCG historical balance sheet and the historical balance sheet of Mercury Coast and includes the impact of transaction costs and various material transactions contractually associated with the Merger. The unaudited condensed combined statement of operations for the nine months ended September 30, 1999 combines the pro forma as adjusted historical THCG results of operations for the nine months ended September 30, 1999 and the results of operations of Mercury Coast from March 11, 1999 (inception) through December 28, 1999 (the date of acquisition) and assumes that the Merger had occurred at the date of inception for Mercury Coast. The unaudited pro forma statement of operations for the nine months ended September 30, 1999 is adjusted for contractual material transactions to reflect the ongoing business.

1. Basis of Presentation

         The unaudited pro forma condensed combined financial statements assume a business combination between THCG, Inc. (THCG) and Mercury Coast Inc. (Mercury Coast) which is accounted for using the purchase method of accounting, and are based upon the respective pro forma as adjusted historical THCG financial statements and the historical financial statements of Mercury Coast. THCG's pro forma historical results represent pro forma as adjusted information to reflect the recent acquisition of Walnut Financial Services, Inc. (Walnut), which was acquired on November 1, 1999 in a merger that was accounted for as a reverse acquisition. Unaudited condensed combined pro forma financial information for the Walnut acquisition was presented in a Form 8-K/A filed by THCG on January 14, 2000. The unaudited condensed combined financial information presented herein should be read in conjuction with such Form 8-K/A.

         The closing expenses have been estimated to be $100,000 and have been accounted for as additional goodwill on the pro forma condensed combined balance sheet. The unaudited condensed combined statement of operations presented includes the effects on the costs of the combined companies.

         The unaudited condensed combined balance sheet as of September 30, 1999 includes the impact of all transactions, whether of a recurring or non-recurring nature, that can be reasonably estimated and should be reflected as of that date.

2.       Pro Forma Adjustments

Intercompany Transactions. All material intercompany transactions are eliminated from the unaudited pro forma condensed combined statements of operations or balance sheet.

Balance Sheet.

Current Assets. Cash has been adjusted to reflect the assumed payment of closing costs of $100,000.

Other Non-current Assets. Goodwill has been increased by $21,046,000 as of September 30, 1999. This was a result of the addition due to closing costs of $100,000, finders fees of $356,000 and goodwill associated with the acquisition based on a preliminary allocation of cost of $20,590,000.

Stockholders' Equity. Stockholders' equity has been increased to reflect the issuance of 700,005 shares of common stock and the issuance of 12,000 shares of common stock as a finders fee in connection with the Merger.

Statement of Operations.

General and administrative costs. Personnel costs were increased by $4,897,000 in the pro forma condensed combined statement of operations for the nine months ended September 30, 1999 to reflect wages of $450,000 based on new employment agreements and to reflect $4,447,000 of amortization of unearned compensation recorded in connection with the issuance of compensatory stock options. Unearned compensation is being amortized over the four-year vesting period in the option agreements. In addition, costs were increased by $3,157,000 for the amortization of goodwill recorded in connection with the Merger. Goodwill is being amortized over five years.

Income Taxes. Income tax expense has been reduced by $23,000 to reflect the effect on income taxes of the pro forma adjustments to general and administrative expenses.

Income (Loss) per Common Share. Unaudited historical pro forma as adjusted per share data for THCG includes the effects of the Walnut acquisition and the unaudited pro forma per share data includes the issuance of 700,005 shares of common stock in connection with the Merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THCG, INC.

                                            By: /s/ Shai Novik
                                                --------------------
                                                Name: Shai Novik
                                                Title: Chief Operating Officer

Date:  March 10, 2000